CONSOLIDATED STATEMENTS OF OPERATIONS $ in Thousands	12 Months Ended
Dec. 31, 2017 USD ($) $ / shares
CONSOLIDATED STATEMENT OF OPERATIONS
Revenue	$ 191,844
Cost of revenue	31,750
Sales and marketing	156,632
Product and technology	20,212
General and administrative	56,448
Loss from operations	(73,198)
Other income (expense):
Interest income (expense), net	(1,541)
Other expense, net	607
Loss before income tax provision	(75,346)
Income tax provision	(210)
Net loss	$ (75,556)
Loss per share attributable to common stockholders:
Basic and diluted (in dollars per share) | $ / shares	$ (0.54)